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                                                                      Exhibit 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-42492, 333-83687, 333-52551, 333-30727,
333-16209, 333-07003, 33-47618, 33-47619, 33-51578, and 33-89582.


                                                         /s/ ARTHUR ANDERSEN LLP

Boston, Massachusetts
March 9, 2001